Acquisition of the investment in Gravity Games Corp.	12 Months Ended
Dec. 31, 2011
Acquisition of the investment in Gravity Games Corp.

7. Acquisition of the investment in Gravity Games Corp.

In October 2010, the Company acquired an aggregate of 50.83% of the voting common shares of Gravity Games Corp. (formerly, Barunson Interactive Corp.) for a purchase price of (Won)11,688 million in cash. Gravity Games Corp. is a developer of Dragonica, a multi-player online role playing game in Korea.

The acquisition was accounted for as a purchase. The purchase price was allocated to the assets acquired and liabilities assumed based on their respective fair values. Gravity Games Corp.’s results of operations are included in the Company’s consolidated financial statements from the date of acquisition. The excess amount of the purchase price over the fair market value of the net assets acquired is accounted for as goodwill. The Company believes the resulting amount of goodwill reflects its expectations of the synergistic benefits of being able to leverage Gravity Games Corp.’s multi-player online role playing game service with the Company’s own services to provide a wide variety game titles to the Company’s global network user base. The goodwill is not deductible for income tax purposes.

Acquisition-related costs of (Won)25 million have been recognized and included with as selling, general and administrative expenses.

The estimated fair value of assets acquired and liabilities assumed on the acquisition date were:

	2010
	(In millions of Korean Won)
Consideration cash	(Won)	11,688

Current assets	(Won)	2,150
Non-current assets
Property and equipment		357
Game product technology		11,856
In-process research and development technology		8,503
Other non-current assets		106
Current liabilities		(460)
Non-current liabilities		(4,064)
Deferred income tax liabilities		(2,739)

Total indentified net assets		15,709

Non-controlling interest		(10,802)
Goodwill		6,781

	(Won)	11,688

The fair value of current assets acquired includes accounts receivable from its customers and loan receivable with a fair value of (Won)1,094 million. The gross amount due under the contract is (Won)1,182 million, of which (Won)88 million is expected to be uncollectible.

Acquired in-process research and development (“IPR&D”) technology relates to the “East Road” project and has not been completed at the acquisition date. IPR&D assets are initially recognized at fair value and have indefinite useful lives until the successful completion or abandonment of the associated research and development efforts. Accordingly, during the development period, these assets will not be amortized into the results of operations. Instead, these assets will be subject to periodic impairment testing. Upon successful completion of the development process for the IPR&D project, the determination of the useful life of the asset will be made. At that point in time, the asset would then be considered as having a finite-life and the Company would begin to amortize the asset into earnings.

The excess earnings method was applied as a valuation method that establishes the estimated fair value of the intangible assets based on a stream of future economic benefits, such as net cash flows, discounted to their present value. This calculation is highly sensitive to both the estimated future cash flows from the game product technology and IPR&D project and the discount rate assumed in these calculations. These components are discussed below:

•	Estimated future cash flows

The key variables that the Company must estimate to determine future cash flows include assumptions for future revenue and costs, and other economic or market-related factors. Significant management judgment is involved in estimating these variables, and they include inherent uncertainties since they are forecasting future events.

•	Discount rate

The Company employs a Weighted Average Cost of Capital (“WACC”) approach to determine the Company’s discount rate for the valuation on the intangible assets. The Company’s WACC calculation includes factors such as the risk free rate of return, cost of debt and expected equity premiums. The factors in this calculation are largely external to the Company, and therefore are beyond the Company’s control.

The Company measured the fair value of the non-controlling interest based on the fair value of the enterprise on a per-share basis (49.2%). There was no quoted market price available since the acquired company was a non-public company. Therefore, an income approach (discounted cash flow model) was primarily used to estimate the enterprise value and public company market multiple were also considered.

The following unaudited pro forma information presents the revenue and net income of the combined entity for the years ended December 31, 2009 and 2010 as if the acquisition of Barunson had been completed on January 1, 2009 with adjustments to give effect to pro forma events that are directly attributable to the acquisition. The unaudited pro forma results do not reflect any operating efficiencies or potential cost savings which may result from acquisitions of the investment in Barunson. Accordingly, these unaudited pro forma results are presented for illustrative purposes and are not intended to represent or be indicative of the actual results of operations of the combined company that would have been achieved had the acquisition occurred at the beginning of the comparable prior annual reporting period presented, nor are they intended to represent or be indicative of future results of operations.

The unaudited pro forma revenue and net income are as follows:

	2009		2010
	(In millions of Korean Won except per share data)
Revenue	(Won)	60,689	(Won)	57,930
Net Income		5,093		3,446

Basic earnings per share		733		496

Diluted earnings per share		733		496

The amounts of revenue and net loss of Barunson included in the Company’s consolidated statements of operations from the acquisition date to December 31, 2010 are (Won)748 million and (Won)211 million, respectively.